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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): DECEMBER 13, 2004

                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number 000-20202

          MICHIGAN                                    38-1999511
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)

 25505 W. TWELVE MILE ROAD, SUITE 3000               48034-8339
         SOUTHFIELD, MICHIGAN                        (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (248) 353-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a) On December 13, 2004, Credit Acceptance Corporation (the "Company") executed the First Amendment, dated as of December 10, 2004, to the Third Amended and Restated Credit Agreement, dated as of June 9, 2004, among the Company, Comerica Bank, as Administrative Agent and Collateral Agent, and the banks signatory thereto. Amendment expands the Company's borrowing base and reduces the minimum tangible net worth the Company must maintain under the Credit Agreement, which governs the Company's principal line of credit. The Amendment is attached as
Exhibit 4(c)(14) to this Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

            4(c)(14)First Amendment, dated as of December 10, 2004, to Third
                    Amended and Restated Credit Agreement, dated as of June 9, 2004, among the Company, Comerica Bank, as Administrative Agent and Collateral Agent, and the banks signatory thereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CREDIT ACCEPTANCE CORPORATION
                                  (Registrant)

                                  By: /s/ Douglas W. Busk
                                      ------------------------------------------
                                  Douglas W. Busk
                                  Treasurer
                                  December 16, 2004

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                                INDEX OF EXHIBITS

EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
4(c)(14)           First Amendment, dated as of December 10, 2004, to Third
                   Amended and Restated Credit Agreement, dated as of June 9,
                   2004, among the Company, Comerica Bank, as Administrative
                   Agent and Collateral Agent, and the banks signatory thereto.